UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10415
                                                    -----------

                     Lazard Alternative Strategies Fund, LLC
             --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                               New York, NY 10112
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mr. Brian Simon
                              30 Rockefeller Plaza
                               New York, NY 10112
             --------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-632-1584
                                                           --------------

                        Date of fiscal year end: March 31
                                                ----------

                    Date of reporting period: March 31, 2006
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
---------------------------------------

FINANCIAL STATEMENTS
For the Year Ended March 31, 2006

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Management Commentary                                                          1

Report of Independent Registered Public Accounting Firm                        3

Schedule of Investments                                                        4

Statement of Assets, Liabilities and Members' Capital - Net Assets             6

Statement of Operations                                                        7

Statement of Changes in Members' Capital - Net Assets                          8

Statement of Cash Flows                                                        9

Notes to Financial Statements                                                 10

Company Management (unaudited)                                                18

Additional Information (unaudited)                                            19

[LOGO] LAZARD                                     Administrator:
                                                  PFPC, Inc.
                                                  400 Bellevue Parkway
                                                  Wilmington
                                                  Delaware
                                                  Tel: 302-791-2595
                                                  Fax: 302-791-4076
LAZARD ALTERNATIVE STRATEGIES FUND, LLC
--------------------------------------------------------------------------------

May 2006

Dear Investor,

LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Company") generated positive returns of 9.6% resulting in an annualized return of 7.4% since inception, net of all fees. The annualized volatility of 3.0% is consistent with the Fund's 3% to 5% target volatility range 2 over the fifty-five month period.

------------------------------------------------------------------------------------------------
                                             APRIL 1, 2005 TO          ANNUALIZED SINCE
                                              MARCH 31, 2006           SEPTEMBER 1, 2001
------------------------------------------------------------------------------------------------
                                              RATE OF RETURN     RATE OF RETURN     VOLATILITY 2
------------------------------------------------------------------------------------------------
LAZARD ALTERNATIVE STRATEGIES FUND, LLC 1           9.6%              7.4%              3.0%
------------------------------------------------------------------------------------------------
CSFB/ Tremont Hedge Fund Index 3                   12.4%              9.2%              3.5%
------------------------------------------------------------------------------------------------
HFRI Fund of Funds: Conservative Index 3           11.9%              7.1%              3.5%
------------------------------------------------------------------------------------------------

CORRELATION ANALYSIS (SEPTEMBER 1, 2001 - MARCH 31, 2006)

------------------------------------------------------------------------------------------------
                                                                                LEHMAN AGGREGATE
                                           MSCI WORLD INDEX 4    S&P 500 4        BOND INDEX 4
------------------------------------------------------------------------------------------------
LAZARD ALTERNATIVE STRATEGIES FUND, LLC           0.37              0.26              0.02
------------------------------------------------------------------------------------------------

MONTHLY RETURNS - LAZARD ALTERNATIVE STRATEGIES FUND, LLC 1

--------------------------------------------------------------------------------------------------------------------------
         JAN      FEB      MAR      APR      MAY     JUNE     JULY      AUG      SEPT     OCT      NOV      DEC      YTD
--------------------------------------------------------------------------------------------------------------------------
2001                                                                             0.0%     1.2%     0.4%     0.7%     2.4%
--------------------------------------------------------------------------------------------------------------------------
2002     0.6%     0.5%     0.2%     1.6%     0.7%    -0.3%    -1.5%     0.7%     0.6%     0.1%     0.5%     1.1%     4.8%
--------------------------------------------------------------------------------------------------------------------------
2003     1.6%     0.7%     0.4%     1.0%     1.4%     0.7%     0.6%     0.7%     1.3%     0.6%     0.7%     1.1%    11.5%
--------------------------------------------------------------------------------------------------------------------------
2004     0.7%     1.3%    -0.3%    -0.2%    -0.9%     1.0%     0.7%    -0.2%     0.0%     0.6%     1.4%     1.2%     5.3%
--------------------------------------------------------------------------------------------------------------------------
2005    -0.2%     1.0%    -0.2%    -1.8%    -0.9%     1.0%     2.0%     0.5%     1.1%    -0.5%     1.3%     1.4%     4.6%
--------------------------------------------------------------------------------------------------------------------------
2006     3.3%     0.3%     1.7%                                                                                      5.3%
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT BY STRATEGY

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Other Assets, less Liabilities       13.41%

               Tactical Trading                      5.06%

               Event Driven                         32.51%

               Relative Value                        8.72%

               Long/Short                           40.30%
----------

1 Returns are final and are reported net of fees, including any incentive allocation. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Past performance, wherever stated in this letter, is not indicative of future results. The monthly and YTD returns within this chart are unaudited.

2 Volatility is measured as annualized standard deviation.

3 The underlying hedge funds held by the Company may differ significantly from the funds that comprise the CSFB/Tremont Hedge Fund Index and the HFRI Fund of
Funds: Conservative Index.

4 The investment programs of the Company, and the hedge funds in which it invests, are not restricted to securities comprising these indices. The underlying hedge funds may use various techniques, such as short selling, which are not reflected in these indices.

Lazard Alternative Strategies Fund, LLC

[LOGO] LAZARD                                     Lazard Alternative Investments

--------------------------------------------------------------------------------

The year ending March 31, 2006 proved to be a positive time for world equity markets. A strong, upward movement in early 2006 reinforced moderate gains experienced in 2005. Most stock indices maintained a general upward trajectory with major Asian and European stock markets experiencing the highest gains. The MSCI World Index was up 18.0%. The US markets advanced with the S&P 500, Dow Jones Industrial Average and the Nasdaq up 11.7%, 5.8%, and 17.0%, respectively, over the period. In Europe, the FTSE 100 rose 21.9%, the CAC 40 was up 28.4% and the DAX increased 37.2%. For the year, Japan led the developed markets, up over 46.2%

Bonds were mixed, with high yield once again posting the largest increase. The Lehman Brothers Aggregate Bond Index was up 2.6% over the twelve months. The Lehman Credit Index was up 1.8% and the High Yield index was up 7.4%. US Treasuries and agencies markets experienced volatility over the period, but overall posted modest gains.

The US Dollar continued to weaken against the euro, but showed a positive increase versus the yen. The Japanese yen declined 9.9% against the US Dollar over the four quarters going from 107.15(Y)/$ to 117.78(Y)/$. The euro continued to climb against the US Dollar, gaining over 6.5% with a move from 1.30$/(euro) to 1.21$/(euro).

The Company continues to maintain a diversified portfolio of alpha-seeking strategies with limited systematic market exposure that pursue opportunities across all of the major hedge fund strategies: Event Driven, Relative Value, Long/Short and Tactical Trading.

Our portfolio continues to evolve as we try and understand the changing opportunities within the dynamic global capital markets. While our broad portfolio positioning feels right, we anticipate a number of changes in individual managers exposures to take advantage of the opportunities we identify in the market place. Our goal is to identify an appropriate mix of strategies and allocations that can take advantage of return opportunities without undue exposure to the risks of a sudden change in the market environment.

The team is continually screening the dynamic and rapidly evolving hedge fund universe for managers with proven investment skills and sound business structures. From our pool of qualified managers, we will continue to try to add managers with diversified and non-correlated alpha opportunity sets to our portfolio.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,


/s/ Kit Boyatt                    /s/ Christian Frei                /s/ Chris Heasman

Kit Boyatt                        Christian Frei                    Chris Heasman
Director                          Director                          Director
Lazard Asset Management LLC       Lazard Asset Management LLC       Lazard Asset Management LLC

All information on allocations to hedge funds is as of March 31, 2006. The Fund's allocations to various strategies, sub-styles, and hedge funds may change significantly over time.

(C) Lazard Asset Management LLC, 2006

Lazard Alternative Strategies Fund, LLC                                      -2-

DELOITTE [GRAPHIC]

                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 246 2300
                                                     Fax: +1 215 569 2441
                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Lazard Alternative Strategies Fund, LLC (the "Company"), including the schedule of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, and changes in members' capital - net assets for the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with the Portfolio Fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2006, and the results of its operations and its cash flows for the year then ended, and the changes in its members' capital for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company's investments in Portfolio Funds (approximately 86.59% of net assets), are stated at fair value based on estimates received from the Portfolio Funds. The respective managements of the Portfolio Funds have estimated the fair values relating to certain of the underlying investments of these Portfolio Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.


/s/ Deloitte & Touche LLP

May 19, 2006

                                                        Member of
                                                        DELOITTE TOUCHE TOHMATSU

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT MARCH 31, 2006
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                  OF
                                                                MEMBERS'
                                                    COST        CAPITAL       FAIR VALUE
                                                    ----        -------       ----------
INVESTMENTS IN PORTFOLIO FUNDS (86.59%) #

EVENT DRIVEN ^ (32.51%)
Exton Capital Partners, L.P.                   $  3,000,000       2.78%      $  3,090,703
Farallon Capital Partners, LP                     2,500,000       4.42%         4,912,507
Litespeed Partners, LP                            5,000,000       5.46%         6,073,392
Marathon Special Opportunity Fund, LP             3,007,452       6.23%         6,930,594
Marathon Structured Finance Fund, LP              4,500,000       5.17%         5,752,479
Spinnaker Global Emerging Markets Fund, LTD       1,430,780       6.13%         6,824,221
Spinnaker Global Strategic Fund, LTD              1,500,000       2.32%         2,581,284
                                               ------------                  ------------
                                                 20,938,232                    36,165,180
                                               ------------                  ------------

LONG/SHORT ^ (40.30%)
Arience Capital Partners I, LP                    4,350,000       5.38%         5,987,304
Braddock Partners, LP                             6,500,000       7.27%         8,083,381
Delta Institutional, LP                                  --       6.33%         7,039,907
Diamondback Partners, LP                          5,000,000       4.91%         5,463,246
Glenhill Capital, LP                              4,650,000       6.54%         7,279,801
Jetstream Global Fund LP                          5,000,000       6.01%         6,683,423
New Castle Partners, LP                           3,650,000       3.86%         4,295,407
                                               ------------                  ------------
                                                 29,150,000                    44,832,469
                                               ------------                  ------------

RELATIVE VALUE ^ (8.72%)
CRC Global Structure Credit Fund, LTD             6,000,000       6.57%         7,310,664
Octave-1, LTD                                        54,247       0.05%            54,247
Silverback Partners, LP *                           887,010       0.26%           292,292
West Side Partners, LP                              979,645       1.84%         2,043,323
                                               ------------                  ------------
                                                  7,920,902                     9,700,526
                                               ------------                  ------------

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT MARCH 31, 2006 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                  PERCENTAGE
                                                                      OF
                                                                    MEMBERS'
INVESTMENTS IN PORTFOLIO FUNDS (CONCLUDED)            COST          CAPITAL       FAIR VALUE
                                                      ----          -------       ----------
TACTICAL TRADING ^ (5.06%)
Alternative Treasury Strategy, LLC               $   2,250,000        2.04%      $   2,273,963
Graham Global Investment Fund, LTD                          --        0.90%            997,378
Vega Select Opportunities Fund, LTD                  1,686,398        2.12%          2,362,330
                                                 -------------                   -------------
                                                     3,936,398                       5,633,671
                                                 -------------                   -------------

TOTAL INVESTMENTS IN PORTFOLIO FUNDS             $  61,945,532                      96,331,846
                                                 =============
OTHER ASSETS, LESS LIABILITIES (13.41%)                                             14,914,793
                                                                                 -------------
MEMBERS' CAPITAL - NET ASSETS (100.00%)                                          $ 111,246,639
                                                                                 =============

# Non-income producing security

* Fund in liquidation

^ Sector classifications are unaudited

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                                      MARCH 31, 2006
                                                                      --------------
ASSETS

Investments in Portfolio Funds, at fair value (cost - $61,945,532)    $  96,331,846
Redemption receivable of Portfolio Funds                                 13,311,048
Cash and cash equivalents                                                 7,482,815
Investment in Portfolio Funds paid in advance                             3,300,000
Interest receivable                                                           6,860
                                                                      -------------

    TOTAL ASSETS                                                        120,432,569
                                                                      -------------

LIABILITIES

Redemption payable from contributing members' accounts                    5,218,126
Redemption payable from Special Member Account                               93,429
Advance contributions                                                     3,454,300
Management fee payable                                                      254,013
Professional fees payable                                                   120,219
Board of Managers' fees payable                                              13,899
Other accrued expenses                                                       31,944
                                                                      -------------

    TOTAL LIABILITIES                                                     9,185,930
                                                                      -------------

       NET ASSETS                                                     $ 111,246,639
                                                                      =============

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net)                                           $  77,923,643
Accumulated net investment loss                                          (5,889,115)
Accumulated net realized gains                                            4,825,797
Accumulated net unrealized appreciation on investments                   34,386,314
                                                                      -------------

    MEMBERS' CAPITAL - NET ASSETS                                     $ 111,246,639
                                                                      =============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                         MARCH 31, 2006
                                                                         --------------
INVESTMENT INCOME
   Interest                                                               $    495,643
                                                                          ------------
   TOTAL INVESTMENT INCOME                                                     495,643
                                                                          ------------

EXPENSES

OPERATING EXPENSES:
   Management fees                                                           1,681,541
   Professional fees                                                           238,777
   Accounting and administration fees                                          207,036
   Board of Managers' fees                                                      70,383
   Custodian fees                                                               23,096
   Miscellaneous                                                                63,623
                                                                          ------------
   TOTAL OPERATING EXPENSES                                                  2,284,456
                                                                          ------------
   NET INVESTMENT LOSS                                                      (1,788,813)
                                                                          ------------

   NET REALIZED GAIN FROM INVESTMENTS                                        1,911,789
   NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     13,719,550
                                                                          ------------

   NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                        15,631,339
                                                                          ------------

   INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES        $ 13,842,526
                                                                          ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                CONTRIBUTING          SPECIAL
                                                  MEMBERS             MEMBER              TOTAL
                                               --------------     --------------     --------------
MEMBERS' CAPITAL AT MARCH 31, 2004             $  120,688,774     $      184,963     $  120,873,737

  Capital contributions                            89,233,559                 --         89,233,559
  Capital distributions                           (19,702,379)          (835,288)       (20,537,667)
  Net investment loss                              (1,989,425)                --         (1,989,425)
  Net realized gain from investments                2,820,694                 --          2,820,694
  Net change in unrealized appreciation on
    investments                                     6,899,891                 --          6,899,891
  Actual Incentive Allocation from
    January 1, 2004 to December 1, 2004              (835,288)           835,288                 --
  Reverse accrued Incentive Allocation from
    January 1, 2004 to March 31, 2004                 184,963           (184,963)                --
  Accrued Incentive Allocation from
    January 1, 2005 to March 31, 2005                 (16,456)            16,456                 --
                                               --------------     --------------     --------------

MEMBERS' CAPITAL AT MARCH 31, 2005             $  197,284,333     $       16,456     $  197,300,789

  Capital contributions                            33,360,684                 --         33,360,684
  Capital distributions                          (132,317,865)          (939,495)      (133,257,360)
  Net investment loss                              (1,788,813)                --         (1,788,813)
  Net realized gain from investments                1,911,789                 --          1,911,789
  Net change in unrealized appreciation on
    investments                                    13,719,550                 --         13,719,550
  Actual Incentive Allocation from
    January 1, 2005 to December 31, 2005             (939,495)           939,495                 --
  Reverse accrued Incentive Allocation of
    January 1, 2005 to March 31, 2005                  16,456            (16,456)                --
  Accrued Incentive Allocation for
    January 1, 2006 to March 31, 2006                (608,800)           608,800                 --
                                               --------------     --------------     --------------
MEMBERS' CAPITAL AT MARCH 31, 2006             $  110,637,839     $      608,800     $  111,246,639
                                               ==============     ==============     ==============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED
                                                                                MARCH 31, 2006
                                                                                --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in members' capital derived from investment activities                 $   13,842,526
  Adjustments to reconcile increase in members' capital derived from investment activities to net cash provided by operating activities:
     Purchases of Portfolio Funds                                                  (42,854,247)
     Proceeds from redemption of Portfolio Funds                                   142,632,141
     Net realized gain from investments                                             (1,911,789)
     Net change in unrealized appreciation on investments                          (13,719,550)
     Decrease in interest receivable                                                     6,201
     Decrease in management fee payable                                               (203,346)
     Increase in professional fees payable                                               9,136
     Decrease in Board of Managers' fees payable                                        (2,825)
     Decrease in other accrued expenses                                                (21,175)
                                                                                --------------
     Net cash provided by operating activities                                      97,777,072
                                                                                --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Capital contributions, net of change in advance contributions                  30,829,984
     Capital distributions, net of change in redemptions payable                  (128,996,540)
                                                                                --------------
     Net cash used in financing activities                                         (98,166,556)
                                                                                --------------

Net decrease in cash and cash equivalents                                             (389,484)
Cash and cash equivalents at beginning of year                                       7,872,299
                                                                                --------------
Cash and cash equivalents at end of year                                        $    7,482,815
                                                                                ==============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION

      Lazard Alternative Strategies Fund, LLC (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC ("LAM"), a Delaware limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the "Special Member"), an affiliate of the Investment Adviser holds a non-voting special member interest (the "Special Member Account") in the Company for the purpose of receiving the incentive allocation. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the "Board of Managers").

2.    SIGNIFICANT ACCOUNTING POLICIES

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

      A. NET ASSET VALUATION

      The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company values interests in Portfolio Funds at fair value, which ordinarily will be the value determined by their Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda (the "Agreements").

      The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance fees, incentive fees, or allocations payable to the Portfolio Managers as required by the Portfolio Funds' Agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

2.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      A. NET ASSET VALUATION (CONTINUED)

      Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

      Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

      Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Company's proportionate share exceeds 5% of the Company's net assets at March 31, 2006.

      B. COMPANY EXPENSES

      The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the management fee paid to the Investment Adviser.

      C. INCOME TAXES

      As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made.

      D. CASH EQUIVALENTS

      The Company treats all interest bearing accounts and highly liquid financial instruments that mature within three months from the date of purchase as cash equivalents. At March 31, 2006, $2,264,689 was held in an interest bearing account at PNC Bank, and $5,218,126 was held in cash equivalents in the BlackRock Liquidity Temp Fund, segregated for payment of repurchase interests held back during the year.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

2.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      E. ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting year. Actual results could differ from these estimates.

3.    MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

      Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses.

      As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

      Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each calendar year an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Investment Adviser's capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the member's capital account balance during such calendar year, or such lesser period corresponding to such member's investment, attributable to the net profits credited to the member's capital account during such period (before deduction for Incentive Allocation) exceeds the "Hurdle Rate". The Hurdle Rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2005, there was an Incentive Allocation of $939,495, and the accrued Incentive Allocation for the three months ended March 31, 2005 of $16,456 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2006 was $608,800.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

      Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the 1940 Act ("Independent Managers"), receives an annual retainer of $6,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

      PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

4.    SECURITIES TRANSACTIONS

      Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2006 amounted to $45,554,247 and $155,582,626, respectively. The aggregate proceeds from redemption of Portfolio Funds is reduced by $36,824 due to a change in estimate in Portfolio Funds redeemed during the year ended March 31, 2005. The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of March 31, 2006.

5.    RISK FACTORS

      An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

5.    RISK FACTORS (CONTINUED)

      The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

      So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote some or all securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that required the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company's and its members' interests.

      Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called "side pockets", sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its investment would fluctuate. As of March 31, 2006, 0.05% of the investments in Portfolio Funds by the Company was potentially subject to side pockets.

6.    PORTFOLIO FUNDS

      The following is a summary of the investment objective and liquidity provisions of the Portfolio Funds that exceed 5% of the Company's members' capital at March 31, 2006.

      Arience Capital Partners I, LP employs a value oriented, long-short investment program, targeting long-term returns, in a non-correlated, risk controlled fashion. The investment manager generally will seek investment opportunities in individual equity positions, which it believes has the return potential of at least 50% over a 12 to 24 month period. Arience Capital Partners I, LP allows Class A limited partners to redeem all or a portion of capital as of the last day of any fiscal quarter if the account has been held for more than a year.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

6.    PORTFOLIO FUNDS (CONTINUED)

      Braddock Partners, LP seeks to generate superior or above average capital appreciation through multiple investment strategies primarily in public markets. Braddock Partners, LP allows for redemptions as of the last day of each fiscal year on or after the one-year anniversary of such limited partner's initial investment in the partnership upon giving at least sixty days' written notice.

      CRC Global Structured Credit Fund, LTD seeks to generate superior returns by investing primarily in asset backed securities and other collaterized debt obligations and structured credits. CRC Global Structure Credit Fund, LTD allows for redemptions as of the last business day of any calendar month, or at such other time as the directors may determine at the then prevailing redemption price, provided that a written notice was received at least ninety days prior to the redemption date.

      Delta Institutional, LP seeks to preserve capital while maximizing after-tax capital appreciation through investments, both long and short, primarily in publicly traded equity securities. Delta Institutional, LP allows for redemptions as of the last day of each calendar quarter upon giving at least a 45 days written notice. However, limited partners are subject to a "lock up" provision such that they may not make any withdrawals until they have been a partner for at least 12 months.

      Glenhill Capital, LP seeks to achieve above average returns primarily through long-term capital appreciation, while also attempting to preserve capital and mitigate risk through diversification of investments and hedging activities. Glenhill Capital, LP allows for redemptions as of June 30 or December 31 of a fiscal year following the first anniversary of the capital contribution that created the capital account.

      Jetstream Global Fund LP seeks to achieve growth of capital primarily by investing in common stocks and using short sales and leverage as significant strategies. Jetstream Global Fund LP allows for redemptions as of the last day of each calendar quarter or such other dates as the general partner in its discretion shall determine; provided that the account has been held for more than one year and at least thirty days' written notice was given prior to the redemption date.

      Litespeed Partners, LP seeks to generate attractive risk-adjusted returns with minimal market exposure uncorrelated to the broad equity market. Litespeed Partners, LP allows Class A investors to redeem as of each December 31; provided, however that a Class A limited partner may not withdraw until the December 31 that occurs at least one year after the date of such contribution.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

6.    PORTFOLIO FUNDS (CONTINUED)

      Marathon Special Opportunity Fund, LP seeks to maximize total return primarily through investment in a portfolio of distressed securities and special situation investments. Marathon Special Opportunity Fund, LP allows for redemptions on the last day of the first calendar quarter occurring on or after the first anniversary of its investment in the partnership and on each June 30 thereafter.

      Marathon Structured Finance Fund, LP seeks to achieve superior risk-adjusted returns primarily through trading and investing in structured finance transactions. Marathon Structured Finance Fund, LP allows for redemptions as of the last day of the calendar quarter occurring on or after each eighteen month anniversary of such shareholders' initial investment; provided that a written notice was received by the fund at least one hundred and eighty days' prior to such redemption date.

      Spinnaker Global Emerging Markets Fund, LTD seeks to achieve a high total return through any combination of capital appreciation and income generation primarily (but not exclusively) through emerging markets investments. Spinnaker Global Emerging Markets Fund, LTD allows for redemptions of Class A shares as of the last business day of the first occurring March, June, September, or December which is at least one year after the subscription date in respect of such Class A shares, or the one-year anniversary of the prior optional redemption date, and with 90 days notice.

7.    REPURCHASE OF COMPANY INTERESTS

      The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members twice in each year, effective as of June 30th and December 31st of each year.

8.    GUARANTEES

      In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company's experience, the risk of loss from such claims is considered remote.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2006 (CONCLUDED)
--------------------------------------------------------------------------------

9.    FINANCIAL HIGHLIGHTS INFORMATION

                                                                                                                     PERIOD FROM
                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED      JANUARY 1, 2002
                                           MARCH 31, 2006    MARCH 31, 2005    MARCH 31, 2004    MARCH 31, 2003   TO MARCH 31, 2002
                                           --------------    --------------    --------------    --------------   -----------------
Total return before
  Incentive Allocation*                          10.73%             4.65%            11.49%             6.94%              1.46%
Incentive Allocation                             (1.09)%           (0.46)%           (1.15)%           (0.69)%            (0.14)%
                                              --------          --------          --------          --------           --------
Total net return after
  Incentive Allocation*                           9.64%             4.19%            10.34%             6.25%              1.32%
                                              ========          ========          ========          ========           ========

Net assets, end of
 period (000)                                 $111,247          $197,301          $120,874          $ 50,819           $ 23,087

Portfolio Turnover                                  28%               27%                9%               58%                 4%

Annualized ratios to average net assets:

Net investment loss                              (1.04)%           (1.27)%           (1.54)%           (1.95)%            (2.14)%

Operating expenses,
 excluding waivers                                1.33%             1.34%             1.55%             2.02%              2.42%
Incentive Allocation                              0.89%             0.43%             1.04%             0.80%              0.59%
                                              --------          --------          --------          --------           --------
Total expenses and
 Incentive Allocation before
 waivers                                          2.22%             1.77%             2.59%             2.82%              3.01%

Expenses waived                                     --                --                --             (0.02)%            (0.27)%
                                              --------          --------          --------          --------           --------

Net expenses                                      2.22%             1.77%             2.59%             2.80%              2.74%
                                              ========          ========          ========          ========           ========

* Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Total returns for a period of less than a full year are not annualized.

10.   SUBSEQUENT EVENTS

As stated in the Company's tender offer documents, the Company is offering to purchase limited liability company interests in the Company ("Interests") from members of the Company at their net asset value (that is, the value of the Company's assets minus its liabilities, multiplied by the proportionate interest in the Company a member desires to redeem). The offer to purchase Interests (the "Offer") is open until 12:00 midnight, eastern time, on May 8, 2006 unless the Offer is extended. The net asset value of Interests will be calculated for this purpose as of June 30, 2006 or, if the Offer is extended, approximately one month after the date by which Members must tender their Interests for repurchase.

Throughout the normal course of business from April 1, 2006 to May 1, 2006, there were additional capital contributions of $5,400,000.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

COMPANY MANAGEMENT (UNAUDITED) - MARCH 31, 2006

----------------------------------------------------------------------------------------------------------------------------

      NAME (AGE)                   POSITION WITH THE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ADDRESS(1)                   COMPANY(2)               AND OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED MANAGERS:

John J. Burke (78)                 Manager                  Lawyer  and  Private  Investor;   Director,  Pacific  Steel  &
                                                            Recycling;  Director,  Sletten Construction  Company;  Trustee
                                                            Emeritus, The University of Montana Foundation.

Leon Pollack (65)                  Manager                  Managing Director, Donaldson Lufkin & Jenrette.

Richard Reiss, Jr. (62)            Manager                  Chairman,   Georgica  Advisors  LLC,  an  investment  manager;
                                                            Director, O'Charley's, Inc., a restaurant chain.

Robert M. Solmson (58)             Manager                  Director,  Colonial  Willamsburg  Co.;  Former Chief Executive
                                                            Officer  and  Chairman,  RFS  Hotel  Investors,  Inc.:  Former
                                                            Director,  Morgan Keegan,  Inc.; Former Director,  Independent
                                                            Bank, Memphis

INTERESTED MANAGER(3):

Michael Rome (48)                  Manager                  Senior Managing Director of Lazard Asset Management LLC.

OFFICERS WHO ARE NOT MANAGERS:

Nathan A. Paul (33)                Secretary                Managing   Director  and  General   Counsel  of  Lazard  Asset
                                                            Management   LLC;  from   September   1997  to  October  2000,
                                                            Associate at Schulte Roth & Zabel LLP, a law firm.

Jagatnarine Churaman (34)          Treasurer                Senior Vice  President of Lazard Asset  Management  LLC;  from
                                                            2000 to 2001,  Supervisor  at Bank of  Bermuda;  from  1999 to
                                                            2000, Accountant at Alliance Capital.

John Blevins (41)                  Chief Compliance         Director  and  Chief   Compliance   Officer  of  Lazard  Asset
                                   Officer                  Management  LLC;  Director of  Compliance  for North  America,
                                                            Citi Asset Management Group from November 1999 to July 2000.

Brian D. Simon (43)                Assistant Secretary      Director of Lazard  Asset  Management  LLC;  from July 1999 to
                                                            October 2002,  Vice  President,  Law & Regulations  at J. & W.
                                                            Seligman & Co.

Elaine Wang (32)                   Assistant Treasurer      Vice  President of Lazard Asset  Management  LLC; from 1995 to
                                                            1997 Accountant at Rosenblum Silverman Sutton NY.

(1) The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Manager became a Manager in September 2001, except that Mr. Reiss became a Manager in February 2002, Mr. Burke became a Manager in November 2003, and Mr. Solmson became a Manager in August 2005. Mr. Reiss, Mr. Burke and Mr. Solmson also serve as Directors for The Lazard Funds, Inc., Lazard Retirement Series Inc. and Lazard Global Total Return & Income, Inc. (total comprised of 18 investment portfolios). Mr. Paul became an officer in September 2001. Mr. Churaman became an officer in May 2003. Mr. Simon became an officer in February 2004. Mr. Blevins became an officer in October 2004. Ms. Wang became an officer in June 2004. All Managers and officers serve for terms of indefinite duration.

(3) Mr. Rome is considered an "interested person", as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

ADDITIONAL INFORMATION (UNAUDITED) - MARCH 31, 2006
--------------------------------------------------------------------------------

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov and may be obtained at no additional charge by calling collect 212-632-6409. The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 212-632-6409 and
(2) on the SEC's website at www.sec.gov. INFORMATION AS OF JUNE 30 EACH YEAR WILL GENERALLY BE AVAILABLE BY THE FOLLOWING AUGUST 31.

The Company will file a complete portfolio schedule with the SEC within 60 days after the end of the first and third fiscal quarters. The Form N-Q will be available at www.sec.gov and may be obtained at no additional charge by calling collect 302-791-2595. The Company's Form N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Jack Burke is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,000 for 2005 and $31,700 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2006.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for 2005 and $30,000 for 2006.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable

                           (c)  100%

                           (d)  Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $194,750 for 2005 and $163,750 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                            LAZARD ALTERNATIVES, LLC
                           LAZARD ASSET MANAGEMENT LLC
                              30 ROCKEFELLER PLAZA
                          NEW YORK, NEW YORK 10112-6300

                       INFORMATION REGARDING PROXY VOTING
                    POLICIES AND PROCEDURES FOR FUND OF FUNDS

          Lazard Alternatives, LLC (the "Adviser") provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/ consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, "Lazard"). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the "Procedures") to ensure that it exercises its authority in an appropriate manner, consistent with clients' best interests.

          The Portfolio Management Team of Lazard responsible for Lazard's fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as "routine" or "non routine." Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote "for" routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote "against" proposals that negatively affect the rights or interests of investors in a Fund.

          At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients' best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard's own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard's General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Dated as of April 1, 2005


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)

The Registrant's portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant's portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard Alternatives, LLC ("Lazard"). Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management's Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management's Hedge Fund Group and led the portfolio management effort for the Group's Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania's Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management's Hedge Fund Group's Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2) Other accounts Managed by Portfolio Managers or Management Team Members and Potential Conflicts of Interest

--------------------------------------------------------------------------------------------------------------------
                                                                                    No. of      Total Assets in
    Name of                                                                        Accounts         Accounts
   Portfolio                                                                        where             where
   Manager or     Registered      Other Pooled                                   Advisory Fee     Advisory Fee
     Team         Investment       Investment       Other                        is Based on        Based on
    Member        Companies*       Vehicles *#     Accounts    Total Assets*     Performance      Performance*
    -------       ---------        --------        --------    -------------     -----------      ------------
--------------------------------------------------------------------------------------------------------------------
Christian Frei    1 ($111.2        2 ($166.7          0        $248.8million          3          $248.8 million
                  million)         million)
--------------------------------------------------------------------------------------------------------------------
Christopher       1 ($111.2        2 ($166.7          0        $248.8million          3          $248.8 million
Boyatt            million)         million)
--------------------------------------------------------------------------------------------------------------------
Chris Heasman     1 ($111.2        2 ($166.7          0        $248.8million          3          $248.8 million
                  million)         million)
--------------------------------------------------------------------------------------------------------------------

* Total assets in accounts as of March 31, 2006
# Includes a feeder fund that invests substantially all of its assets in the registrant.

Potential Conflicts of Interest

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients' interests before its own. Lazard Alternatives, LLC (the "Lazard") advises private investment vehicles, hedge funds, and other managed accounts (each, a "Client"), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard's duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

       (i)   The amount of investable assets available to a particular Client;

       (ii)  The liquidity needs of a particular Client;

       (iii) The available capacity of an underlying fund;

       (iv)  The investment objectives or strategies of a particular Client;

       (v) The applicable investment restrictions with respect to a particular Client; and

       (vi) The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3) Compensation Structure of Management Team Members

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Various factors are considered in the determination of a portfolio manager's compensation. The portfolio manager's of the Registrant have a set salary paid semi-monthly and an annual bonus. Subject to a certain minimum amount, the bonus for each portfolio manager consists of a portion of the management fee and performance fee payable to the Registrant from Clients, which is generally calculated as a percentage of the net capital appreciation of the portfolio's managed by the Registrant in excess of the return of the London Interbank Offering Rates for U.S. dollar deposits having a 3-month term.

(a)(4) Ownership of Securities

As of March 31, 2006, the investment managers of the Fund own the following capital interests in the Company.

Investment Manager      Beneficial Ownership
------------------------------------------------
Christian Frei          $100,001 to $500,000
------------------------------------------------
Christopher Boyatt      $100,001 to $500,000
------------------------------------------------
Chris Heasman           $100,001 to $500,000
------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Lazard Alternative Strategies Fund, LLC
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Michael Rome
                           -----------------------------------------------------
                           Michael Rome, Chief Executive Officer
                           (principal executive officer)

Date June 8, 2006
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Michael Rome
                           -----------------------------------------------------
                           Michael Rome, Chief Executive Officer
                           (principal executive officer)

Date June 8, 2006
     ---------------------------------------------------------------------------


By (Signature and Title)*  /s/ Jagatnarine Churaman
                           -----------------------------------------------------
                           Jagatnarine Churaman, Chief Financial Officer (principal financial officer)

Date June 8, 2006
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.